iShares®
iShares Trust
Supplement dated December 20, 2024 to
the Summary Prospectus, Prospectus and
Statement of Additional Information
for each of the funds listed in the table below (each, a “Fund”)
The following name change for each Fund is expected to take effect on February 19, 2025:

Current Fund Name	New Fund Name

iShares Core Aggressive Allocation ETF	iShares Core 80/20 Aggressive Allocation ETF

iShares Core Growth Allocation ETF	iShares Core 60/40 Balanced Allocation ETF

iShares Core Moderate Allocation ETF	iShares Core 40/60 Moderate Allocation ETF

iShares Core Conservative Allocation ETF	iShares Core 30/70 Conservative Allocation ETF

iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware 80/20 Aggressive Allocation ETF

iShares ESG Aware Growth Allocation ETF	iShares ESG Aware 60/40 Balanced Allocation ETF

iShares ESG Aware Moderate Allocation ETF	iShares ESG Aware 40/60 Moderate Allocation ETF

iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware 30/70 Conservative Allocation ETF

iShares ESG Screened S&P Small‑Cap ETF	iShares ESG Select Screened S&P Small‑Cap ETF

iShares ESG Screened S&P Mid‑Cap ETF	iShares ESG Select Screened S&P Mid‑Cap ETF

iShares ESG Screened S&P 500 ETF	iShares ESG Select Screened S&P 500 ETF

iShares MSCI KLD 400 Social ETF	iShares ESG MSCI KLD 400 ETF
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑DEC1‑1224

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE